UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 6, 2009
Date of Report (Date of earliest event reported)
ARRIS Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-31254	58-2588724

(Commission File Number)	(IRS Employer Identification No.)

3871 Lakefield Drive, Suwanee, Georgia	30024

(Address of Principal Executive Offices)	(Zip Code)
678-473-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     In connection with its presentation to be made at the Needham and Company 11th Annual Growth Stock Conference held on January 6, 2009, ARRIS Group, Inc. (the “Company”) intends to update its previously provided 2008 financial guidance. Copies of certain of the slides the Company will use in the presentation are furnished with this Current Report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits
99.1	Certain slides to be used in presentation at the Needham and Company 11th Annual Growth Stock Conference

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

	By:	/s/ David B. Potts

David B. Potts Executive Vice President and Chief Financial Officer

Dated: January 6, 2009

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Certain slides to be used in presentation at the Needham and Company 11th Annual Growth Stock Conference

3